NAREIT REITWeek 2013 June 5, 2013

This presentation may contain forward-looking statements. Forward-looking statements are statements that are not historical, including statements regarding management’s intentions, beliefs, expectations, representations, plans or predictions of the future, and are typically identified by such words as “believe,” “expect,” “anticipate,” “intend,” “estimate,” “may,” “will,” “should” and “could.” We intend that such forward-looking statements be subject to the safe harbor provisions created by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward looking statements involve numerous risks and uncertainties that could cause actual results to be materially different from those set forth in the forward looking statements. These risks are outlined more particularly in Inland Diversified Real Estate Trust, Inc.’s (“Inland Diversified”) Annual Report on Form 10-K for the year ended December 31, 2012 and its Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2013 and include but are not limited to: - No public market currently exists, and one may never exist, for its shares, and Inland Diversified is not required to liquidate - Inland Diversified’s investment policies and strategies are very broad and permit it to invest in numerous types of commercial real estate - The amount and timing of distributions may vary, and there is no assurance that Inland Diversified will be able to continue paying distributions in any particular amount, if at all - The number and type of real estate assets Inland Diversified acquires will depend on the proceeds raised in its public offering borrowings secured by all of its assets may not exceed 55% of the combined fair market value of its assets - Inland Diversified does not have employees and relies on its business manager and real estate managers to manage its business and assets - Two of Inland Diversified’s directors and two of the officers are employees of the sponsor and face competing demands for their time and service and may have conflicts in allocating their time to our business and assets - Inland Diversified does not have arm’s length agreements with its business manager, real estate managers or any other affiliates of its sponsor - Inland Diversified pays significant fees to its business manager, real estate managers and other affiliates of its sponsor - Inland Diversified’s business manager could recommend investments in an attempt to increase its fees which are generally based on a percentage of its invested assets and, in certain cases, the purchase price for the assets - Inland Diversified’s charter limits a person from owning more than 9.8% in value of its outstanding stock or more than 9.8% in value or in number of shares, which ever is more restrictive, of its outstanding common stock without prior approval of its board - Inland Diversified may fail to continue to qualify as a REIT This material is neither an offer to sell nor the solicitation of an offer to buy any security. The companies depicted in the photographs herein may have proprietary interests in their trade names and trademarks and nothing herein shall be considered to be an endorsement, authorization or approval of Inland Diversified by the companies. Further, none of these companies are affiliated with Inland Diversified in any manner. The Inland name and logo are registered trademarks being used under license. Date First Published: 6/5/13 Current Publication Date: 6/5/13 1/ NAREIT REITWeek 2013

2/ NAREIT REITWeek 2013 Company Overview and Accomplishments

WHO ARE WE? (as of 3/31/13) • Non-traded real estate investment trust • Approximately $2.4 billion in total assets • Approximately $1.1 billion in raised capital • Owner of 142 properties, approximately 90% of which are retail (based on square footage) • Primarily diversified geographically and by tenant mix • Economic occupancy at 97.4% • Average remaining lease term of 10.5 years, among the longest in the industry • Weighted average interest rate for all debt of 4.16% • Majority of debt maturities occur after 2017 • First full year of operations with current portfolio in 2013 3/ NAREIT REITWeek 2013

PORTFOLIO ACQUISITION PHILOSOPHY • Acquire properties that are in a dominant position in their market • Balance geographic location with market cap rates • Emphasis on grocery anchored properties or properties with financially secure tenants who provide basic goods and services • Acquire newer properties with long term leases • Apply conservative underwriting criteria • Where applicable, allow sellers to earnout additional value after closing 4/ NAREIT REITWeek 2013

STRATEGIC PLAN UPDATE 1. Successfully complete offering with $1.1 billion in raised capital 2. Invest all capital proceeds by year-end 2012 3. Carry momentum from 2012 into 2013 4. Pay monthly dividends from income sources other than investors’ capital 5. Maintain economic occupancy rate above 97% 6. Keep overhead (G&A) costs to a minimum level 7. Achieve lease renewal rate above 85% 8. Continue earnout closings or lease space as we gain control 9. Begin development activities 10. Establish joint venture relationship 11. Pursue liquidity event 5/ NAREIT REITWeek 2013

PEER GROUP COMPARISON1 1. Inland Diversified Real Estate Trust 2. Inland Real Estate Corporation 3. Ramco Gershenson Properties Trust 4. Kite Realty Group 5. Cedar Realty Trust, Inc. 6. Excel Realty Trust 6/ NAREIT REITWeek 2013 TOTAL ASSETS AT COST ($ IN MILLIONS) $2,394.9 $1,211.5 $1,479.0 $1,328.6 $1,357.7 $1,102.8 MULTI-TENANT OCCUPANCY % 97.4 92.0 94.5 94.5 91.5 92.5 1 Information as disclosed in the respective peers’ 2013 Q1 Form 10-Q or supplemental filings.

7/ NAREIT REITWeek 2013 Property Management

PROPERTY PORTFOLIO (as of 3/31/13) 8/ NAREIT REITWeek 2013 1.0% 3.3% 1.2% 1.1% 2.8% 0.3% 15.3% 3.4% 1.9% 1.6% 2.0% 1.9% 1.3% 3.7% 0.2% 5.3% 0.6% 1.2% 4.6% 12.1% 6.8% 0.3% 5.2% 0.8% 0.6% 1.2% 1.5% 6.8% 3.4% 4.9% 3.8% Connecticut

PORTFOLIO OVERVIEW (as of 3/31/13) 9/ NAREIT REITWeek 2013 Other 1.3% Electronics 2.1% Health, Doctors & Health Food 3.2% Pet Supplies 3.3% Commercial Office 3.3% Industrial 3.4% Consumer Services, Salons, Cleaners & Banks 3.5% Multi-Family 3.6% Sporting Goods 5.0% Home Goods 5.5% Clothing and Accessories 5.6% Restaurants & Fast Food 5.9%Home Improvement 6.3% Department 9.3% Lifestyle, Health Clubs, Books & Phones 9.8% Grocery 11.5% Dollar Stores & Off Price Clothing 17.4% TENANTS BY CATEGORY* *By Square Foot

TOP FIVE TENANTS* 10/ NAREIT REITWeek 2013 # OF LEASES 10 14 44 15 12 % OF ANNUALIZED BASE RENT 4.4% 4.2% 2.9% 2.5% 2.2% TOTAL 95 16.2% *Based on percentage of Annualized Base Rent. Table based on leases commenced on or prior to March 31, 2013. 1 2 3 4 5

INDUSTRY TRENDS – KEEPING CURRENT 11/ NAREIT REITWeek 2013 • Marketplace Fairness Act • Mobile Technology • Emergency Preparedness and Response

INLAND DIVERSIFIED REAL ESTATE TRUST, INC.

SIGNIFICANT ACQUISITIONS

TERRITORY PORTFOLIO
LAS VEGAS, NV


THE HOME DEPOT


fresh & easy


FIVE GUYS


Party City





Joint Venture Investment*

Transaction Date:	December 27, 2012
Property Value for JV:	$288,700,000
Leasable Area:	1,749,535 Square Feet
Portfolio Sector:	Retail
Portfolio Includes:	• Centennial Center • Centennial Gateway • Eastgate • Eastern Beltway Center • Cannery Corner • Lowe's Plaza

* On December 27, 2012, Inland Diversified entered into a joint venture, Inland Territory Member, L.L.C., with non-affiliated parties (the "Territory Investors"). Inland Diversified, through a subsidiary, manages the joint venture. The Territory Investors contributed fee simple interests in the property portfolio valued by the parties in the aggregate at approximately $288.7 million to the joint venture for cash and Class B Units valued at approximately $30 million. Inland Diversified contributed approximately $107.7 million in cash to the joint venture in exchange for Class A Units. The property portfolio includes six retail centers, Centennial Center, Centennial Gateway, Eastgate, Eastern Beltway Center, Cannery Corner and Lowe's Plaza. For additional information about the joint venture, please see Inland Diversified's Current Report on Form 8-K, filed with the SEC on January 3, 2013.

12/ NAREIT REITWeek 2013

INLAND DIVERSIFIED REAL ESTATE TRUST, INC.

SIGNIFICANT ACQUISITIONS

CITY CENTER
WHITE PLAINS, NY





JOINT VENTURE INVESTMENT*

Transaction Date:	September 28, 2012
Property Value for JV:	$166,393,000
Leasable Area:	365,905 Square Feet
Portfolio Sector:	Multi-Use
Anchor Tenant:**	ShopRite
Tenants Include:	• Toys 'R Us/Babies 'R Us (Opening 2013) • Nordstom Rack • Buffalo Wild Wings • 6 City Place (24 Residential Apt. Units)


ShopRite

*On September 28, 2012, Inland Diversified entered into a joint venture, Inland Diversified White Plains City Center Member, L.L.C., with two nonaffiliated parties (the "JV partners"). Inland Diversified, through a subsidiary, manages the joint venture. The JV partners contributed the leasehold interests in the property to the joint venture in exchange for Class B Units valued at approximately $36.9 million which capital accounts may be reduced if vacant space at the property is not leased before September 2014. Inland Diversified contributed approximately $53 million to the joint venture in exchange for Class A Units. For additional information about the joint venture, please see Inland Diversified's Current Report on Form 8-K, filed with the SEC on October 4, 2012.

**Anchor Tenant - The store(s) within a shopping center that attracts or generates the majority of traffic. Anchors are strategically placed to maximize traffic and sales for all tenants. The leased space is owned by the joint venture.

13/ NAREIT REITWeek 2013

SIGNIFICANT ACQUISITIONS 14/ NAREIT REITWeek 2013 WHEATLAND TOWN CENTER DALLAS, TX Transaction Date: October 3, 2012 Transaction Price: $27,414,000 Leasable Area: 150,103 Square Feet Portfolio Sector: Retail Anchor Tenant*: Ross Dress for Less Tenants Include: • PetSmart • Office Depot • Party City • Shoe Carnival *Anchor Tenant - The store(s) within a shopping center that attracts or generates the majority of traffic. Anchors are strategically placed to maximize traffic and sales for all tenants. The leased space is owned by Inland Diversified.

15/ NAREIT REITWeek 2013 Financial Highlights

16/ NAREIT REITWeek 2013 CUMULATIVE GROSS OFFERING PROCEEDS AND ACQUISITION VOLUME

AS OF AND FOR THE 3 MONTHS ENDED 3/31/2013 AS OF AND FOR THE YEAR ENDED 12/31/2012 Total Consolidated Assets $2,394,941 $2,393,523 Mortgages Payable $1,168,159 $1,156,582 Stockholders’ Equity $928,440 $933,983 Ratio of Total Mortgage Loans to Total Assets 49% 48% Weighted Average Interest Rate on Mortgage Loans 4.35% 4.32% Distributions Paid $17,008 $51,767 Funds from Operations (“FFO”)* $23,558 $55,830 FFO per Share $0.20 $0.61 CONSOLIDATED FINANCIAL HIGHLIGHTS (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS) 17/ NAREIT REITWeek 2013 *This is a non-GAAP measure. Please see page 30 for the GAAP reconciliation.

CASH FLOWS FROM OPERATIONS, FFO AND MFFO (DOLLARS IN THOUSANDS) Cash Flow From Operations Funds from Operations (“FFO”)* Modified Funds From Operations (“MFFO”)* Distributions Paid Distributions Declared 18/ NAREIT REITWeek 2013 AS OF AND FOR THE 3 MONTHS ENDED 3/31/2013 $20,264 $23,558 $22,754 $17,008 $17,071 AS OF AND FOR THE YEAR ENDED 12/31/2012 $56,670 $55,830 $60,827 $51,767 $54,687 *This is a non-GAAP measure. Please see page 30 for the GAAP reconciliation.

3 MONTHS ENDED 3/31/2013 YEAR ENDED 12/31/2012 Net income attributable to common stockholders $205 $2,616 Add: Depreciation and amortization related to investment properties 23,353 53,239 Less: Non controlling interest’s share of depreciation and amortization related to investment properties - (25) FFO $23,558 $55,830 Add: Acquisition related costs 30 5,868 Amortization of acquired above and below market leases, net 920 2,855 Non controlling interest’s share of amortization of acquired below market leases and straight-line rental income - 6 Less: Straight-line rental income (1,728) (3,706) Realized gain on sale of marketable securities (26) (26) MFFO $22,754 $60,827 GAAP RECONCILIATION TO FFO AND MFFO 19/ NAREIT REITWeek 2013 DOLLARS IN THOUSANDS

20/ NAREIT REITWeek 2013 MANAGEABLE MORTGAGE DEBT MATURITIES (as of 3/31/13)

21/ NAREIT REITWeek 2013 WHERE DO WE GO FROM HERE • Manage portfolio to maximize value for stockholders • Consider repositioning, selling and acquiring additional assets • Consider a liquidity event • Sale of company or assets • Merger with a listed company • Pursue a listing on a national stock exchange • Enter into a joint venture agreement with a strategic investor • Pursue limited development opportunities